UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

       Pursuant to Section 13 OR 15(d) of Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): April 23, 2001


                                  FIRST BANCORP
             -----------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)

       North Carolina                     0-15572               56-1421916
-------------------------------      ----------------       ------------------
(State or other jurisdiction of      (Commission File         (IRS Employer
       incorporation)                     Number)           Identification No.)


341 North Main Street, Troy, North Carolina                   27371-0508
-------------------------------------------                   ----------
 (Address of principal executive offices)                     (Zip Code)


Registrant's telephone number, including area code:       (910) 576-6171
                                                          --------------

ITEM 5  OTHER EVENTS

        On April 23, 2001, First Bancorp (the "Registrant") announced financial results for First Bancorp for the three month period ended March 31, 2001. A copy of the press release is included as Exhibit 99.1 to this Current Report on Form 8-K.


ITEM 7  FINANCIAL STATEMENTS AND EXHIBITS

        (c)      The following exhibits are filed herewith:

        Exhibit No.            Description
        -----------            -----------
           99.1                News release disseminated on April 23, 2001
                               by First Bancorp.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                                 FIRST BANCORP

                                                 By:  /s/  James H. Garner
                                                    ---------------------------
                                                          James H. Garner
                                                         President and CEO

Dated: April 23, 2001

                                  EXHIBIT INDEX


Exhibit No.       Description
-----------       -----------
  99.1            News release disseminated on April 23, 2001 by First Bancorp.